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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               November 19, 1998


                     INTERNATIONAL TECHNOLOGY CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                    1-9037                     33-0001212
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO)

   2790 Mosside Boulevard
  Monroeville, Pennsylvania                                      15146-2792
(ADDRESS OF PRINCIPAL EXECUTIVE                                  (ZIP CODE)
         OFFICES)


Registrant's telephone number, including area code            (412) 372-7701


                                Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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                   INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.  OTHER EVENTS.

     On November 19, 1998, International Technology Corporation ("ITC"), a Delaware corporation doing business as The IT Group, Inc., announced that early termination of the 15-day waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act"), was granted by the United States Federal Trade Commission in connection with ITC's previously announced acquisition of Flour Daniel GTI, Inc.

     A copy of ITC's press release announcing the early termination under the HSR Act, dated November 19, 1998, is filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                            Description
-----------                            -----------

   99.1 Press Release, dated November 19, 1998, announcing early termination under the HSR Act.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INTERNATIONAL TECHNOLOGY
                                         CORPORATION

Date: November 25, 1998                  By: /s/ James G. Kirk
                                            _________________________________
                                                      James G. Kirk
                                             Vice President, General Counsel
                                                      and Secretary

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                                 EXHIBIT INDEX

Exhibit No.                       Description                           Tab No.
-----------                       -----------                           -------

  99.1       Press Release, dated November 19, 1998, announcing early      1
             termination under the HSR Act.

                                       4